Exhibit 99.1

Deloitte & Touche LLP
201 N Franklin Street
Suite 3600
Tampa, FL 33602-5818
USA

Tel: +1 813 273 8300
Fax: +1 813 229 7698
www.deloitte.com

Travel + Leisure Co.

6277 Sea Harbor Drive

Orlando, Florida 32821

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of timeshare loans in connection with the proposed offering of Sierra Timeshare 2023-1 Receivables Funding LLC, Vacation Timeshare Loan Backed Notes, Series 2023-1 (the “Transaction”). Travel + Leisure Co. (the “Company”) is responsible for the information provided to us, including the information set forth in the Initial Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Initial Data File. Additionally, Barclays Capital Inc. (“Barclays”) (the “Other Specified Party” and, together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

AGREED-UPON PROCEDURES

Representatives of Barclays provided us with a computer-generated timeshare loan data file and related record layout (the “Sample Data File”) containing information, as of December 31, 2022, with respect to 150 Wyndham Vacation Resorts, Inc. (“WVR”) loans and Wyndham Resort Development Corporation (“WRDC”) loans (collectively, the “Sample Loans”). We make no representations as to the selection criteria used in determining the Sample Loans.

For each of the Sample Loans, we performed the related comparisons and recomputations of certain loan characteristics (the “WVR Characteristics” and “WRDC Characteristics” and, collectively, the “Characteristics”) set forth on the Sample Data File and indicated below.

Member of Deloitte Touche
Tohmatsu

Characteristics

	WVR Characteristics		WRDC Characteristics
1.	Contract Number	1.	Contract Number
2.	First Name	2.	First Name
3.	Last Name	3.	Last Name
4.	Billing State	4.	Billing State
5.	Sales Date	5.	Sales Date
6.	Net Purchase Price	6.	Net Purchase Price
7.	Payment Amount	7.	Payment Amount
8.	Interest Rate	8.	Interest Rate
9.	Term	9.	Term
10.	First Payment Date	10.	First Payment Date
11.	Maturity Date	11.	Maturity Date
12.	Pre-Authorized Checking (“PAC”)	12.	Pre-Authorized Checking (“PAC”)
13.	Resort Name	13.	Last Payment Date
14.	Last Payment Date	14.	Next Payment Date
15.	Next Payment Date	15.	Loan Balance Amount
16.	Loan Balance Amount	16.	FICO
17.	FICO

We compared WVR Characteristics 1 through 13 and WRDC Characteristics 1 through 12, as applicable, to the corresponding information set forth on or derived from the imaged copy of the (a) Contract for Purchase and Sale or the Amendment to Contract or (b) Truth In Lending Disclosure Statement, as applicable (collectively, the “Contract”). In instances where a WRDC contract was identified on the servicing system tracking report and the imaged copy of the Contract has a Sales Date (WRDC Characteristic 5) different than the Sales Date in the servicing system, we compared the Sales Date (as set forth on the Sample Data File) to the last day of the month that the sale occurred (as set forth on the imaged copy of the Contract).

We compared WVR Characteristics 14 through 16 and WRDC Characteristics 13 through 15, as applicable, to the corresponding information set forth on or derived from a detail listing of customer monthly payments (the “Account Payment Histories”). At your instruction, in each instance in which the WRDC Characteristic 13 indicated a date (such as January 31, 2023) which caused the Next Payment Date to be invalid, we compared WRDC Characteristic 14 to WRDC Characteristic 13. In each instance where a customer made a principal payment prior to their scheduled payment date, the Last Payment Date (WRDC Characteristic 13) of the Sample Contracts for those instances were compared to the date the last regular scheduled payment was made as indicated in the CSS system.

We compared WVR Characteristic 17 and WRDC Characteristic 16, as applicable, to the corresponding information set forth on a credit scoring schedule (the “Credit Scoring Schedule”). In instances where WVR Characteristic 17 and WRDC Characteristic 16 were not on the Credit Scoring Schedule, we compared the related FICO scores to system activity history provided by the Company.

The documents described above and any other related documents provided to us in support of the Characteristics were provided to us by the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy, reasonableness or completeness of any of the information contained therein. Such comparisons were made using imaged copies or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive and valid instruments and reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics as set forth on the Sample Data File were found to be in agreement with the Loan Documents, except for those items listed on the attached Appendix A. Supplemental information is contained on Appendix B.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the Sample Loans underlying the Sample Data File or any information set forth on the Loan Documents or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the Sample Loans or (iii) reasonableness of any of the aforementioned information, assumptions and methodologies.

It should be understood that we make no representations concerning questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events or circumstances occurring after the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Initial Data File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than such Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

March 8, 2023

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated March 8, 2023.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception
Description
Number	Exception Description

1	Two differences in First Payment Date.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated March 8, 2023 (REDACTED).

Supplemental Information Related to the Findings Set Forth on Appendix A

				Characteristic as	Characteristic as
Exception		Sample Loan	WRDC or WVR	set forth on	set forth on Loan
Number	Contract	Number	Characteristic	Sample Data File	Documents
1	WVR	[REDACTED]	First Payment Date	9/22/2022	9/23/2022
1	WVR	[REDACTED]	First Payment Date	9/16/2022	9/19/2022

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.